Exhibit 32.1

CERTIFICATION

In connection with the amended Quarterly Report of Harbin Electric, Inc. (the “Company”) on Form 10-QSB for the period ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned certify pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 13, 2007	By:	/s/ Tianfu Yang

Tianfu Yang
Chief Executive Officer

Date: August 13, 2007	By:	/s/ Zedong Xu

Zedong Xu
Chief Financial Officer